Exhibit 99.2

FRACTYL health

Positive Randomized Data from REMAIN-1 Midpoint Cohort Study

Revita®: Unlocking Durable Weight Maintenance After GLP-1 Discontinuation

September 26, 2025

Revita is for Investigational Use Only in the US Under Federal Law

2 Legal DisclaimerThe study database has not been locked as this is an ongoing study, and the data are subject to further cleaning and validation.Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact are forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this presentation include, without limitation, statements regarding the promise and potential impact of our product candidates, including Revita’s potential for preserving weight loss after GLP-1 drug discontinuation; the design, initiation, timing, primary and secondary endpoints, and results of clinical enrollment and any clinical studies or readouts, including readouts from the REMAIN-1 Midpoint Cohort; the content, information used for, timing or results of any IND-enabling studies, IND applications or Clinical Trial Applications, the potential launch or commercialization of any of our product candidates or products, the potential treatment population or benefits for any of our product candidates or products, our cash runway and financial conditions, and our strategic and product development objectives and goals, including with respect to enabling long-term control over obesity and type 2 diabetes without the burden of chronic therapies, redefining the future of metabolic disease treatment, and positioning our Company at the forefront at the global opportunity for metabolic care; and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history; the incurrence of significant net losses and the fact that the Company expects to continue to incur significant net losses for the foreseeable future; the Company’s need for substantial additional financing; the Company’s ability to continue as a going concern; the restrictive and financial covenants in the Company’s credit agreement; the lengthy and unpredictable regulatory approval process for the Company’s product candidates; uncertainty regarding its clinical studies; the fact that the Company’s product candidates may cause serious adverse events or undesirable side effects or have other properties that may cause it to suspend or discontinue clinical studies, delay or prevent regulatory development, prevent their regulatory approval, limit the commercial profile, or result in significant negative consequences; additional time may be required to develop and obtain regulatory approval or certification for the Company’s Rejuva gene therapy candidates; the Company’s reliance on third parties to conduct certain aspects of the Company’s preclinical studies and clinical studies; the Company’s reliance on third parties for the manufacture of the materials for its Rejuva gene therapy platform for preclinical studies and its ongoing clinical studies; the regulatory approval process of the FDA, comparable foreign regulatory authorities and lengthy, time-consuming and inherently unpredictable, and even if we complete the necessary clinical studies, we cannot predict when, or if, we will obtain regulatory approval or certification for any of our product candidates, and any such regulatory approval or certification may be for a more narrow indication than we seek; and the potential launch or commercialization of any of Company’s product candidates or products and our strategic and product development objectives and goals, and the other factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2025 and in our other filings with the SEC. These forward-looking statements are based on management’s current estimates and expectations. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.Industry DataThis presentation also contains estimates, projections and other information concerning our industry, our business and the markets in which we operate. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market, and other data from our own internal estimates and research as well as from reports, research, surveys, studies, and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we are not aware of any misstatements regarding any third-party information presented in this presentation, their estimates, in particular, as they relate to projections, involve numerous assumptions, are subject to risks and uncertainties and are subject to change based on various factors.TrademarksThis presentation may contain trademarks, service marks, trade names and copyrights of the Company and other companies, which are the property of their respective owners. The use herein does not imply an affiliation with, or endorsement by, the owners of these trademarks, service marks, trade names and copyrights. Third-party logos herein may represent be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that the Company will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. future.This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Revita: A Potential Breakthrough in Obesity Care

Pioneering the possibility of a durable metabolic reset without chronic therapy

Hypothesis:

Endoscopic duodenal ablation designed to provide:

- **Safe, well-tolerated, straightforward** procedure
- **Highly effective** metabolic disease modification
- **Durable weight and metabolic impact** designed to last for years

Evidence:

Revita clinical experience has already shown:

- **Sustained improvements** in weight and HbA1c[1,2,4]
- Early outcomes at 1 and 3 months translated to **2 years of durable benefit**[1, 2]
- **Excellent safety** and tolerability profile[2, 3, 4, 5]

Targeting Duodenal Mucosa for a Durable Metabolic Reset



Healthy duodenum
Normal gut-to-brain signaling via satiety hormones → **metabolic balance**
Diseased duodenum
Diet-induced mucosal changes → **duodenal dysfunction, insulin resistance, weight gain**
Post-Targeting
Regenerated mucosa → **restored signaling, durable weight maintenance and glycemic control**

1. Fractyl Health press release dated August 5, 2025. 2. van Baar et al. Diabetes Res Clin Pract. 2022 Feb;184:109194. 3. Mingrone et al. Gut. 2022 Feb;71(2):254-264. 4. van Baar et al. Gut. 2020 Feb;69(2):295-303. 5. van Baar et al. JHEP Rep. 2019 Nov 5;1(6):429-437

3

Why Lose 20 Pounds of Fat Just to Gain it All Right Back?

GLP-1s drive weight loss – but can't deliver long-term results alone

Majority of patients discontinue GLP-1s within 1 year[2]:

- Weight and metabolic rebound occur rapidly upon discontinuation[1]
- First symptoms are profound hunger and food noise, usually occurring within weeks of treatment discontinuation
- Revita is the first and only FDA Breakthrough Device targeting this gap[3]
- High unmet need and hard-to-treat patient population for Revita's first clinical demonstration in obesity

REMAIN-1 program modeled off Lilly's SURMOUNT-4 tirzepatide discontinuation study[1]:



Percent change in body weight (week 0-88)
Overall mean baseline body weight = 107.3 kg
Change in body weight, %
0
-5
-10
-15
-20
-25
-30
Tirzepatide lead-in
Placebo
Tirzepatide
-9.5
-9.9
-25.8
-25.3
0
4
8
12
16
20
24
28
32
36
40
52
64
76
88
Hybrid imputation
Time after start of lead-in period, wk

1. Adapted from Aronne et al. JAMA. 2023 Dec 11:331(1):38–48. 2. Blue Health Intelligence, Issue Brief May 2024. 3. Revita is currently being studied under an open Investigational Device Exemption (IDE) in the US and holds FDA Breakthrough Device designation for weight maintenance in patients discontinuing GLP-1 therapy. GLP-1=glucagon-like peptide-1

4

Remain-1 Midpoint Cohort Supports Revita's Safety Profile, Efficacy, and Strategic Potential

Key Takeaways

1. **Clear evidence of Revita activity**: At 3 months, Revita patients experienced 2.5% *further* weight loss after stopping GLP-1s, vs 10% weight regain in sham-treated patients (p=0.014)
2. **Excellent safety and tolerability through 3 months**: No Revita-related SAEs or Grade II+ AEs observed, consistent with prior Revita clinical study experience
3. **Positive readthrough to pivotal study**: Midpoint data supports the rapidly progressing pivotal study. Pivotal Cohort is on track to complete randomization in early 2026; 6-month topline primary endpoint and potential PMA filing in H2 2026[1]
4. **Potential backbone therapy in obesity**: Addressing high unmet need in post-GLP-1 weight maintenance population opens the door for Revita as a potential backbone therapy across the spectrum of obesity and metabolic disease

1. These forward-looking statements are based on management's current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations. AE=adverse event, PMA=premarket approval, SAE=serious AE, GLP-1=glucagon-like peptide-1

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REMAIN-1 Pivotal Program Overview

Midpoint Cohort: designed to reinforce confidence in pivotal study

	REVEAL-1 Cohort n ~ 20	REMAIN-1 Midpoint Cohort n ~ 45	REMAIN-1 Pivotal Cohort n ~ 315
Rationale	Post-GLP-1 weight maintenance in a **real-world** setting	Randomized, controlled **pilot** study	Randomized, controlled **pivotal** study
Design	• Open-label	• Tirzepatide run-in phase • Double-blind Revita vs sham (2:1)	• Tirzepatide run-in phase • Double-blind Revita vs sham (2:1)
Participants	With obesity (BMI > 30 kg/m^2) prior to GLP-1 and ≥15% TBWL with GLP-1 drug	With obesity (BMI 30-45 kg/m^2) without T2D and GLP-1 drug naive	With obesity (BMI 30-45 kg/m^2) without T2D and GLP-1 drug naive
Anticipated Milestones[1]	✓ 1-mo data: April 2025 ✓ 3-mo data: June 2025 • 6-mo data: Q4 2025 • 1-yr data: Q2 2026	✓ Enrollment: Q4 2024 ✓ 3-mo data: Sept 2025 • 6-mo data: Q1 2026	✓ Enrollment: Q2 2025 • Randomization: Early 2026 • 6-mo primary endpoint and potential PMA filing: H2 2026

1. These forward-looking statements are based on management's current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations. BMI=body mass index, GLP-1=glucagon-like peptide-1, PMA=premarket approval, TBWL=total body weight loss, T2D=type 2 diabetes

6

Shared in June 2025[3]

REVEAL-1: Encouraging Weight Maintenance at 3 Months

Previously reported open-label data provided an early positive signal



Total Body Weight Change (%)
25
20
15
10
5
0
-5
On GLP-1Rx
Off GLP-1Rx[1,2]
Off GLP-1Rx Post-Revita (n=13)
Revita
-12
-9
-6
-3
0
3
GLP-1Rx
Post-GLP-1Rx
Time (Months)
Total Body Weight Change (%)
10
5
0
-5
On GLP-1Rx
Off GLP-1Rx[1,2]
Off GLP-1Rx Post-Revita (n=13)
Revita
0
1
2
3
Time Post-GLP-1Rx (Months)

12 of 13 with less than predicted regain (6 of 13 lost weight): median 0.46% at 3 months vs expected 5-6%[1,2]

1. Aronne et al. JAMA. 2024:331(1):38-48. doi:10.1001/jama.2023.24945. 2. Wilding et al. Diabetes Obes Metab. 2022 Aug;24(8):1553-1564. 3. Fractyl Health press release dated June 23, 2025. GLP-1Rx weight loss from months -12 to 0 are illustrative based on average weight loss and time on medication in REVEAL-1 subjects. Data for Revita shown are median ± interquartile range. GLP-1Rx=glucagon-like peptide-1 therapy

7

REMAIN-1 Midpoint Cohort Study in Weight Maintenance

First randomized sham-controlled study in post-GLP-1 weight maintenance

Patient Population
- Adults with obesity (BMI 30-45 kg/m^2)
- GLP-1 naïve; no T2D
- N=45

Efficacy Endpoints
- % TBW change Revita vs sham at 3 and 6 months

Study Design
- Randomized (2:1 Revita vs sham), double-blind, sham-controlled
- Tirzepatide administration to achieve ≥ 15% TBWL, then discontinued
- Diet and lifestyle counseling throughout

Anticipated Milestones[1]
- ✓ **Midpoint Cohort 3-mo data: Sept 2025**
- **Midpoint Cohort 6-mo data: Q1 2026**

Study Design



Tirzepatide Initiation and Titration* to Achieve ≥ 15% TBWL
Discontinue Tirzepatide, 2:1 Randomization
Revita Treatment n=~30
Weight at 3 and 6 months n=~30
Sham Procedure n=~15
Weight at 3 and 6 months n=~15

*Tirzepatide run-in modeled from SURMOUNT-4 trial[2]

1. These forward-looking statements are based on management's current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations. 2. Aronne et al. JAMA. 2023 Dec 11:331(1):38-48. GLP-1=glucagon-like peptide, TBW= total body weight, TBWL= total body weight loss, TZP= tirzepatide, T2D=type 2 diabetes

8

REMAIN-1 Midpoint Cohort Patient Disposition

Strong study execution, high retention, scalable procedure

- No dropouts between baseline visit and screening endoscopy
- Consistent procedure performance (average ablation length ~16 cm) supports scalability of technique
- 100% retention through 3 months

Figure 1. Patient Disposition


46 Screened for Eligibility
46 Enrolled in Tirzepatide Run-In
46 Achieved ≥ 15% TBWL Randomized (2:1)
1 Excluded During Screening Endoscopy (Duodenitis)
29 Revita Treatment
16 Sham Procedure
29 3-Mo Follow-Up
16 3-Mo Follow-up
45 Safety Population
45 Efficacy Population

Tirzepatide run-in and dose-escalation period was approximately 16-26 weeks. Sham procedure consisted of placing the Revita catheter into the duodenum for a minimum of 30 minutes with no manipulations of the device or activation of the catheter

9

10 Balanced, Representative Study Population Supports Generalizability of Results1. Fractyl Health REVEAL-1 data disclosure https://ir.fractyl.com/static-files/8110e855-b50a-4333-b551-678d5e854663. 2. Fractyl Health data on file. *Patients with a diagnosis of pre-diabetes in their medical history. ** Per protocol definition of pre-diabetes: screening HbA1c between 5.7% and 6.5% and/or screening fasting plasma glucose between 100 to 125 mg/dL. Tirzepatide run-in and dose-escalation period was approximately 16-26 weeks. Sham procedure consisted of placing the Revita catheter into the duodenum for a minimum of 30 minutes with no manipulations of the device or activation of the catheter. BMI=body mass index, SD=standard deviation, TZP=tirzepatide, TBW=total body weight Demographic/Characteristic Revita (n=29) Sham (n=16) Total (N=45)Age, yrs, mean (SD) 44 (14) 40 (11) 43 (13)Sex, no. (%)Male 6 (21) 3 (19) 9 (20)Female 23 (79) 13 (81) 36 (80)Body Weight Pre-TZP, kg, mean (SD) 100 (16) 99 (15) 99 (15)BMI Pre-TZP, kg/m2, mean (SD) 37 (4) 36 (4) 37 (4)Pre-diabetes Diagnosis*, no. (%) 3 (10) 0 (0) 3 (7)Pre-diabetes at Screening**, no. (%) 14 (48) 5 (31) 19 (42)

11Both Arms Achieved 18% Weight Loss on Tirzepatide Priorto RandomizationTirzepatide run-in and dose-escalation period was approximately 16-26 weeks. Sham procedure consisted of placing the Revita catheter into the duodenum for a minimum of 30 minutes with no manipulations of thedevice or activation of the catheter. TZP=tirzepatide.Table 2: Post-tirzepatide Run-in Characteristics• Baseline and Run-incharacteristics balancedacross treatment arms• Wide baseline weight rangedemonstrates relevanceacross diverse obesitypatientsCharacteristicRevita(n=29)Sham(n=16)Total(N=45)Body Weight, kg,Post-TZP Baseline, mean (SD) 82 (13) 81 (13) 82 (13)Min, Max Baseline 64, 115 59, 103 59, 115TBW Change on TZP, %, mean (SD) -18 (2) -18 (2) -18 (2)BMI, kg/m2, mean (SD)Post-TZP Baseline, mean (SD) 30 (3) 30 (4) 30 (4)Min, Max Baseline 25, 37 24, 38 24, 38Post-TZP Waist Circumference, cm, mean (SD) 92 (10) 96 (13) 94 (11)All patients achieved meaningful weight loss on GLP-1s, creating a rigorous “stress test” ofRevita’s ability to prevent weight regain

127 58 08 59 09 50 1 3Least-squares mean (LS mean) estimates were derived from a mixed model for repeated measures (MMRM), with treatment, visit, and treatment×visit interaction as fixed effects, andbaseline weight and as a covariate. LS means are presented at the overall mean baseline to standardize comparisons between groups. Error bars represent standard errors of the LSmeans. Absolute total body weight changes calculated from post-tirzepatide grand mean baseline value at week -1. GLP-1= glucagon-like peptide 1, LS=least squares, SEM=standarderror of the meanClear Evidence of Revita ActivityStudy met 3-month efficacy endpoint with strong statistical significanceFigure 2: Total Body Weight Change by MonthTotal Body WeightChange from Baseline (kg)Time (Months)10.3 kg TreatmentDifference at 3 Months(p=0.014)+8.2 ± 3.5 kg-2.1 ± 2.2 kgRevita (n=29) (LS Mean±SEM)Sham (n=16) (LS Mean±SEM)

50-2.5 ± 2.7% 12.5% Treatment Difference at 3 Months (95% CI, -18.4 to -2.1%) [GRAPHIC APPEARS HERE]-50  1 3Time (Months)[GRAPHIC APPEARS HERE]Least-squares mean (LS mean) estimates were derived from a mixed model for repeated measures (MMRM), with treatment, visit, and treatment×visit interaction as fixed effects, andbaseline weight as a covariate. LS means are presented at the overall mean baseline to standardize comparisons between groups. Error bars represent standard errors of the LS means. 13Percent total body weight changes calculated from post-tirzepatide baseline value at week -1. CI=confidence interval, GLP-1= glucagon-like peptide 1, LS=least-squares, SEM=standarderror of the mean

No treatment-emergent serious Table 3: Treatment-Emergent Adverse EventsRevita(n=29) Sham(n=16) Total(N=45) adverse events related to device orprocedure• *1 SAE (cholecystitis) > 60 days post- randomization—unrelated todevice or procedure• 4 mild procedure-related events(Grade I) in Revita, 0 in Sham•No TEAE-related study discontinuations•Compelling safety and tolerability profile consistent with prior Revita clinical experience Patients Experiencing Any TEAEn, % of subjects with events 7 (24)1 (6)8 (18)[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]TEAEs by Grade, n 12113[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Grade ≥III TEAEs, n, %    1* (8)     0 (0)    1* (8) Grade II TEAEs, n, %    0 (0)    0 (0)    0 (0) Grade I TEAEs, n, %    11 (92)    1 (100)     12 (92)[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Related TEAEs**, n 404Diarrhea000Abdominal discomfort101Nausea101Vomiting000Dry mouth101Sore Throat101 [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Clavien-Dindo Classification1: Standardized FDA recommended system for TEAE grading: Grade I: minor, any deviation from normal course without requiring treatment; Grade II: requiring treatment; Grade III: requiring surgical, endoscopic, radiologic intervention; Grade IV: Life-threatening, requiring ICU; Grade V: Death**Related TEAEs are defined as definitely or probably related to the device and or procedure. Interim data reported are subject to further clinical evaluation committee review and adjudication. 1. Dindo et al. Annals of Surgery 240(2):p 205-213, August 2004. ICU=intensive care unit, GLP-1=glucagon-like peptide-1, TEAE= treatment-emergent adverse event.

Patient population• Adults with obesity (BMI 30-45 kg/m2)• GLP-1 naïve; no T2D• N=~ 315 Co-primary endpoints• % TBW regain: Revita vs sham at 6 months; and• Responder rate: % participants who maintain weight loss at 12 months Study design• Randomized (2:1 Revita vs Sham), double-blind, sham- controlled• TZP administration to achieve ≥ 15% TBWL, then discontinued[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]• Diet and lifestyle counseling throughout Anticipated milestones1• Complete randomizations: early 2026• Pivotal Cohort data: 6-month primary endpoint H2 2026• Potential PMA filing: H2 2026 [GRAPHIC APPEARS HERE]Tirzepatide Study Design Discontinue RevitaTreatment Weightat 6 months Weightat 12 months Initiation andTitration to Achieve≥ 15% TBWL Tirzepatide2:1Randomization ShamProcedure Weightat 6 months [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]1. These forward-looking statements are based on management’s current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factorsto these and other estimates and expectations. BMI=body mass index, GLP-1=glucagon-like peptide 1, TBW= total body weight, TBWL= total body weight loss, TZP= tirzepatide, T2D=type 2 15diabetes.

16 Observed 3-Month Treatment Effect Supports Potential Success in 6-Month Pivotal Cohort Primary Endpoint-505101520250136 Total Body Weight Change from Baseline (%) Time (Months) Sham arm expected to continue weight gain Revita arm expected to maintain weightIllustrative12.5% difference at 3 months (p=0.014)Mucosa healed post-Revita5 half-lives post-TZP

450400350 First site [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]REMAIN-1 EnrollmentMidpoint Cohort enrolled REMAIN-1 Pivotal Cohort fully enrolled[GRAPHIC APPEARS HERE]3 months ahead of scheduleHigh site and patient enthusiasmpoints to unmet need 300 activated250 200150100500Aug ‘24 Sep’24 Oct ‘ 24 Nov ‘ 24 Dec ‘ 24 Jan ‘ 25 Feb ‘ 25 Mar ‘ 25 Apr ‘ 25 Multicenter U.S. study with community and academic site participation[GRAPHIC APPEARS HERE]Demand outstripped capacity at some centers Rapid enrollment in first pivotal weight maintenance study reflects real-world clinical interest, physician engagement, and patient demand – key signals of commercial uptake potential[GRAPHIC APPEARS HERE]17

GI endoscopists focused on obesity and metabolic disease therapies are currently participating in clinical studies An estimated800k will get an endoscopy [GRAPHIC APPEARS HERE]Potential candidates for Revita procedure[GRAPHIC APPEARS HERE]18

3-Month Midpoint Results Support Revita's Opportunity to Fundamentally Alter the Landscape of Obesity Treatment

- **Midpoint Cohort achieved its goal:**
  - Clear evidence of Revita's activity
  - Highly encouraging safety and tolerability profile
  - Builds confidence in powering assumptions for pivotal

- **Momentum and acceleration into next steps[1]:**
  - **Midpoint Cohort**: Anticipate 6-month results from these 45 subjects in Q1 2026
  - **Pivotal Cohort**: Study is fully enrolled and randomizing ahead of forecast. Anticipate completing randomizations in early 2026; topline primary endpoint and potential PMA filing in H2 2026

- **Potential backbone therapy in obesity**:
  - Proof-of-concept validated in post-GLP-1 weight maintenance
  - Opens the door for Revita as potentially first-line therapy in obesity and metabolic disease, add-on to GLP-1, etc.

1. These forward-looking statements are based on management's current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations. GLP-1=glucagon-like peptide 1, PMA=premarket approval

19

Significant Clinical Milestones for Revita in Weight Maintenance Over the Next 12 Months

Platform	Indication	Program	Recent accomplishments	Key anticipated milestones[1] 2025 Q4	2026 Q1	2026 Q2	2026 Q3	2026 Q4
Revita (Outpatient endoscopic procedural therapy)	Weight Maintenance	REVEAL-1 Cohort (Open Label)	✓ Durable 3-mo data shared (June 2025)	**6-month open-label data in Q4 2025**		**1-year open-label data in Q2 2026**		
		REMAIN-1 Midpoint Cohort	✓ **3-mo sham-controlled data demonstrated prevention of weight regain (Sept 2025)**		**Randomized 6-month data in Q1 2026**			
		REMAIN-1 Pivotal Cohort	✓ Completed enrollment (May 2025)		**Complete randomization in early 2026**		**6-month primary endpoint data and potential PMA filing in H2 2026**	

- **Validated mechanism** – **potential backbone therapy** in obesity and related metabolic diseases
- **FDA Breakthrough Device designation** - **high unmet need** in post-GLP-1Rx weight maintenance clarifies regulatory and reimbursement pathway for Revita
- **Rapid clinical enrollment** – **strong signal** for motivated and ready patients and physicians
- **Product innovation** – ongoing product development designed to expand access to Revita for a broad population
- **Robust IP portfolio** – designed to **protect core inventions** of duodenal mucosal resurfacing **independent of ablation modality**
- **Substantial unmet need** – patients who cannot be served by drugs, signaling **significant market opportunity**
- **Express interest from potential customers** – signed LOI with leading outpatient provider of bariatric and metabolic endoscopy in the US

1. These forward-looking statements are based on management's current estimates and expectations. Refer to the latest disclosures filed with the SEC for a discussion regarding Risk Factors to these and other estimates and expectations. PMA=premarket approval

20